UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 28, 2007


                          L-1 IDENTITY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     000-21559                04-3320515
(State or other jurisdiction of        (Commission            (I.R.S. employer
        incorporation)                 file number)          identification no.)


                  177 BROAD STREET, STAMFORD, CONNECTICUT 06901
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (203) 504-1100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01.  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF LISTING.

         On March 28, 2007, L-1 Identity Solutions, Inc. (the "Company") provided an Interim Written Affirmation to the New York Stock Exchange (the "NYSE"). Such Interim Written Affirmation included a notification that the Company had inadvertently not been in compliance with Section 303A.06 of the Listed Company Manual, which requires listed companies to maintain an audit committee that satisfies the requirements of Rule 10A-3 under the Securities Exchange Act of 1934.

         On March 23, 2007, it was brought to the attention of the Company's chief legal officer that on October 17, 2006, the Company had signed an agreement to obtain marketing services from an entity affiliated with Ms. Harriet Mouchly-Weiss, a member of the Company's Board of Directors and Audit Committee. On the same date, the Company's Nominating and Corporate Governance Committee convened to, among other things, analyze the agreement and relationship. The Nominating and Governance Committee concluded that, despite the immaterial nature of the agreement from a financial point of view (to date, approximately $35,000 has been paid by the Company to the third party entity), due to the agreement (i) Ms. Mouchly-Weiss did not satisfy the requirements of Rule 10A-3(b)(1)(i) and (ii) of the Exchange Act of 1934, respecting the independence standards for audit committee members; and (ii) the Company was unintentionally not, and had inadvertently not been since October 17, 2006, in compliance with Section 303A.06 of the Listed Company Manual. Immediately following this determination, and during the course of the Nominating and Corporate Governance Committee meeting, Ms. Mouchly-Weiss voluntarily resigned, effective immediately, from the Company's Audit Committee in order to remediate the Company's wholly-inadvertent noncompliance with Section 303A.06 of the Listed Company Manual. As a result of Ms Mouchly-Weiss's resignation from the Audit Committee, the Company is now in full compliance with Section 303A.06 of the NYSE Listed Company Manual and all of the NYSE listing standards.

         On March 30, 2007, the NYSE informed the Company that the NYSE had reviewed and accepted the Company's Interim Written Affirmation dated March 28, 2007, and that based on the Company's disclosures set forth therein, no further action by the NYSE was necessary.



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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 3, 2007


                             L-1 IDENTITY SOLUTIONS, INC.

                             By: /s/ Robert V. LaPenta
                                 -----------------------------------------------
                                 Robert V. LaPenta
                                 Chairman, President and Chief Executive Officer


























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